REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™ eLoyalty Q3 2009 Earnings Webinar November 4, 2009 ® Exhibit 99.2

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2009 eLoyalty Corporation

Safe Harbor Language
During today’s call we will be making both historical and
forward-looking statements in order to help you better
understand our business.  These forward-looking statements
include references to our plans, intentions, expectations,
beliefs, strategies and objectives.  Any forward-looking
statements speak only as of today’s date.  In addition, these forward-looking statements are subject to risks and
uncertainties that could cause actual results to differ
materially from those stated or implied by the forward-
looking statements.  The risks and uncertainties associated
with our business are highlighted in our filings with the SEC, including our Annual Report filed on Form 10-K for the year
ended December 27, 2008, our quarterly reports on Form
10-Q, as well as our press release issued earlier today.
eLoyalty undertakes no obligation to publicly update or
revise any forward-looking statements in this call.  Also, be advised that this call is being recorded and is copyrighted by
eLoyalty Corporation.

Agenda Business Strategy Overview Q3 Review Q4 Guidance Q&A

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2009 eLoyalty Corporation
…consulting services, managed services
…a revolutionary analytics software
…primarily project based CRM consulting revenues

Business Strategy Overview
eLoyalty has three Services Lines
–
Integrated Contact Solutions (ICS)
and product resale around Cisco’s VoIP Contact Center offerings
–
Behavioral Analytics™ Service (BA)
service that turns large volumes of recorded conversations into actionable business insight
–
Legacy Revenues
2009 Forecast and 2010 Outlook by Service Line
Service
Line
Revenue
Source
2009
Forecast
2010
Outlook
ICS
ICS
Consulting +20% 0% to +10%
ICS
ICS Managed
Services +15% +10% to +15%
BA
BA
Subscriptions +55% +40% to +50%
Legacy Various -40% -50% to -60%

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ICS and Behavioral Analytics™ Services Revenues
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
$18,000
Q1
05
Q2
05
Q3
05
Q4
05
Q1
06
Q2
06
Q3
06
Q4
06
Q1
07
Q2
07
Q3
07
Q4
07
Q1
08
Q2
08
Q3
08
Q4
08
Q1
09
Q2
09
Q3
09
Q4
09
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
ICS & BA Services Revenue % of Total Services Revenue

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Managed Services Revenue Growth
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
Q1
05
Q2
05
Q3
05
Q4
05
Q1
06
Q2
06
Q3
06
Q4
06
Q1
07
Q2
07
Q3
07
Q4
07
Q1
08
Q2
08
Q3
08
Q4
08
Q1
09
Q2
09
Q3
09
Q4
09
0%
10%
20%
30%
40%
50%
60%
70%
80%
Managed Services Revenue % of Services Revenue

Agenda Business Strategy Overview Q3 Review Q4 Guidance Q&A

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2009 eLoyalty Corporation

Q3 2009 Commentary and Highlights
Continuation of the Transformation Trends
–
Robust growth of recurring revenues
Rapid BA Subscription revenue growth
Strong ICS Managed Services revenue growth
–
Expansion of our BA and ICS pipelines
–
Significant declines in Legacy revenues
Q3 Highlights
–
Achieved record $12.7m of Managed Services Revenues
–
Realized 18% sequential growth in BA Subscriptions
–
Experienced record ICS Managed Services Revenues
–
Achieved a $3.2m year over year Adjusted Earnings¹ improvement on an
“Apples to Apples” basis
–
Generated $2.0m Cash

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Q3 Services Revenue Review
Revenue  Source Q3 2009 Sequential Change Year/Year Change
ICS + Behavioral
Analytics™ Service
Lines
$16.0m -4% 25%
Legacy Service Lines $3.7m -20% -32%
Total Services $19.7m -7% 8%
Revenue By Revenue Source
Revenue By Revenue Type
Revenue  Source Q3 2009 Sequential Change Year/Year Change
Managed Services
Revenues
$12.7m 9% 20%
Consulting Revenues $7.0m -27% -8%
Total Services $19.7m -7% 8%

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Q3 Income Statement Analysis
Sequential Change Year/Year Change
Revenue Mix 0 (200)
Utilization/Billing Rate (400) 0
Subcontractor Costs 200 100
Product Costs 200 400
Compensation and Other Costs (300) (100)
Total (300) 200
Gross Margin Review (BPs)
Sequential Change Year/Year Change
Impact of Change in Revenue $(200) $900
Gross Margin % (600) 300
Gross Margin (800) 1,200
Selling Expense (100) 600
Development Expense 0 700
G&A Expense 200 700
SGA 100 2,000
Total Adjusted Earnings¹ $(700) $3,200
“Apples to Apples” Adjusted Earnings¹
Review ($ in 000’s)

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Backlog Review and Other Key Metrics
DSO improved by 2 days, to 45 days
Total Cash balance increased by $2.0m, to $33.1m
Favorable cash impact
–
$2.4m increase in Unearned Revenue
–
$1.2m decrease in Prepaid Expenses
Unfavorable cash impact
–
$0.7m decrease in Accounts Payable
–
$0.6m of dividend payments
–
$0.5m of capital expenditures
Ending Headcount of 436 employees…up from 422 employees at the end of Q2, 2009
Metric
Q3
2009
Year/Year Change
Behavioral
Analytics™
Service
$74.4m -8% 46%
ICS $27.8m -1% 47%
Total
Backlog
2
$102.2m -6% 46%
Q3 Managed Services Backlog
Sequential
Change
2

Agenda Business Strategy Overview Q3 Review Q4 Guidance Q&A

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2009 eLoyalty Corporation

Q4 2009 Guidance
Q4 Commentary
–
Behavioral Analytics Service subscriptions are expected to increase by
~30% sequentially
–
Managed Services revenues are expected to increase by ~10% to another record level of ~$14.0 million
–
ICS and Legacy Consulting revenues will be negatively impacted by ~10%
due to the seasonal impact of Thanksgiving and Christmas holidays on utilization and due to the impact of delays of the start of several new projects
Q4 Services Revenue Guidance
–
We currently expect our fourth quarter Services revenues will be approximately $20.0 million
TM

Agenda Business Strategy Overview Q3 Review Q4 Guidance Q&A

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2009 eLoyalty Corporation

Thank You
Kelly Conway
–
(847) 582-7200
–
Kelly_Conway@eLoyalty.com
Bill Noon
–
(847) 582-7019
–
Bill_Noon@eLoyalty.com

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2009 eLoyalty Corporation

Notes
1 eLoyalty presents Adjusted Earnings, a non-GAAP measure that represents cash earnings performance, excluding the impact of non-cash expenses and expense reduction activities, because management believes that Adjusted
Earnings provide investors with a better understanding of the results of eLoyalty’s operations.  Management believes that Adjusted Earnings reflect eLoyalty’s resources available to invest in its business and strengthen its balance sheet.  In addition, expense reduction activities can vary significantly between periods on the basis of factors that management does not believe reflect current period operating performance.  Although similar adjustments for expense reduction activities may be recorded in future periods, the size and frequency of these adjustments cannot be predicted.  The Adjusted Earnings measure should be considered in addition to, not as a substitute for or superior to, operating income, cash flows or other measures of financial performance prepared in accordance with GAAP.
2 eLoyalty uses the term “backlog” to reflect the estimated future amount of Managed services revenue related to its
Managed services contracts.  The value of these contracts is based on anticipated usage volumes over the anticipated term of the agreement. The anticipated term of the agreement is based on the contractually agreed fixed term of the contract, plus agreed upon, but optional, extension periods.  Anticipated volumes may be greater or less than anticipated. In addition, these contracts typically are cancellable without cause based on the customer making a substantial early termination payment or forfeiture of prepaid contract amounts.  The reported backlog is expected to be recognized as follows: $13.1m in 2009; $36.5m in 2010; $24.6m in 2011; $28.0m in 2012 and
thereafter.